U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                          Date of Report: July 25, 2007


                                XINHUA CHINA LTD.
        _________________________________________________________________
        (Exact Name of Small Business Issuer as Specified in its Charter)


                                     NEVADA
              _____________________________________________________
              (State or other Jurisdiction as Specified in Charter)


       000-33193                                         88-0437644
________________________                    ____________________________________
(Commission file number)                    (I.R.S. Employer Identification No.)


                         A-11 Chaowai Men Property Trade
                             Center Office Building
                          No. 26 Chaoyanmen Wai Street
                           Chaoyang District, Beijing
                           People's Republic of China
                    ________________________________________
                    (Address of Principal Executive Offices)


                                 86-10-85656588
                           ___________________________
                           (Issuer's telephone number)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 4 - MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS

ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

Effective on July 25, 2007, the board of directors of Xinhua China Ltd., a Nevada corporation (the "Company"), accepted the resignation of Zhong Yi (Hong
Kong) CPA, Company Limited (Zhong Yi CPA"), as the Company's principal independent registered public accounting firm. On the same date, the board of directors of the Company appointed Samuel H. Wong & Co., LLP, as the Company's principal independent registered public accounting firm.

The report of Zhong Yi CPA on the Company's financial statements for fiscal year ended June 30, 2006 did not contain an adverse opinion or disclaimer of opinion, nor was it modified as to uncertainty, audit scope or accounting principles, other than to state that there is substantial doubt as to the ability of the Company to continue as a going concern. During the Company's fiscal year ended June 30, 2006, and during the subsequent period through to the date of Zhong Yi CPA's resignation, there were no disagreements between the Company and Zhong Yi CPA, whether or not resolved, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Zhong Yi CPA, would have caused Zhong Yi CPA to make reference thereto in their reports on the Company's audited consolidated financial statements.

The Company has provided Zhong Yi CPA with a copy of this Current Report on Form 8-K and has requested that Zhong Yi CPA furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not Zhong Yi CPA agrees with the statements made in this Current Report on Form 8-K with respect to Zhong Yi CPA and, if not, stating the aspects with which they do not agree. The Company has received the requested letter from Zhong Yi CPA wherein they have confirmed their agreement to the Company's disclosures in this Current Report with respect to Zhong Yi CPA. A copy of Zhong Yi CPA's letter has been filed as an exhibit to this Current Report.

In connection with the Company's appointment of Samuel H. Wong & Co., LLP, as the Company's principal registered accounting firm at this time, the Company has not consulted with Samuel H. Wong & Co., LLP, on any matter relating to the application of accounting principles to a specific transaction, either completed or contemplated, or the type of audit opinion that might be rendered on the Company's financial statements.

The address and telephone number of the Company's newly appointed principal registered accounting firm is: Samuel H. Wong & Co., LLP, 400 Oyster Point Boulevard, Suite 122, South San Francisco, California 94080, telephone 415.732.1288, fax 415. 397.9028 and email SWONGCPA@AOL.COM.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial Statements of Business Acquired.

    Not applicable.

(b) Pro forma Financial Information.

    Not applicable.

(c) Shell Company Transaction.

    Not applicable.

(d) Exhibits

16.1 Letter of Zhong Yi (Hong Kong) C.P.A., Company Limited.


                                   SIGNATURES


In accordance with the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                             XINHUA CHINA LTD.


Date:  August 8, 2007                        By: /s/ XIANPING WANG
                                                 _________________
                                                     Xianping Wang
                                                     President/CEO